EXHIBIT 10


                         HANGER ORTHOPEDIC GROUP, INC.

                      1991 STOCK OPTION PLAN (as amended)


      1. PURPOSE. The purpose of the 1991 Stock Option Plan (the "Plan") of Hanger Orthopedic Group, Inc. (the "Company") is to make shares of the common stock, $.01 par value per share (the "Stock"), of the Company available for purchase by selected officers and key employees of the Company or subsidiaries of the Company, upon terms which will give them an added incentive to continue service with the Company and a more direct interest in the future success of its operations. The options granted hereunder shall either be incentive stock options ("ISOs") within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options ("NQSOs"). ISOs and NQSOs collectively are referred to hereinafter as "Options."

      2.    ADMINISTRATION.

            (a) THE STOCK OPTION COMMITTEE. The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board") composed of not less than three directors of the Company, who shall be appointed by and serve at the pleasure of the Board. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee. Each member of the Committee shall be ineligible to be granted Options under the Plan and shall otherwise be a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) under the Securities Exchange Act of 1934, as amended. The Committee shall keep minutes of its meetings.

            (b) AUTHORITY OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have full authority and power to determine the employees to whom Options shall be granted, the number of shares of Stock to be included in each Option, the price at which the shares of Stock included therein may be purchased, the Option period and time(s) and manner of exercise and whether the Option shall be an ISO or a NQSO. All decisions of the Committee may be reviewed by the Board and modified or overruled within 10 days after the date of the Committee's decision; provided, however, that the


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Board shall have no power to modify or  overrule a decision  of the  Committee with respect to the grant of an Option once the Committee has made a grant of such Option pursuant to the Plan. Nothing contained in the Plan shall be construed to give any employee the right to be granted an Option to purchase Stock or to insist upon the inclusion of any term or condition in any Option which may be granted, except such as may be authorized by the Committee. The Committee shall have the authority and power to adopt such rules and regulations and to take such action as it shall consider advisable for the administration of the Plan. The Committee shall have the authority and power to construe, interpret and administer the Plan, and the decisions of the Committee shall be final and binding upon the Company, its employees, Option holders and all other persons. No member of the Committee shall incur any liability by reason of any action or determination made in good faith with respect to the Plan or any Option.

      3.    PARTICIPATION.

            (a) ELIGIBLE EMPLOYEES. Selected officers and key employees of the Company or subsidiaries of the Company who are, in the sole opinion of the Committee, from time to time primarily responsible for the management of, or in a position to contribute materially to the growth and financial success of the Company and its subsidiaries (including employees who are members of the Board) shall be eligible to receive Options to purchase Stock under the Plan, provided, however, that no member of the Committee may be granted Options under the Plan. From such eligible employees, the Committee shall from time to time choose those to whom Options shall be granted. The Committee shall determine the number of shares of Stock subject to each such Option, whether the Option is an ISO or NQSO, and the terms and provisions of the Option agreements. An employee who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options if the Committee shall so determine.

            (b)   LIMITATIONS.

                  (i) Except as permitted below, no ISO may be granted under the Plan to any employee who, immediately before the granting of such ISO, owns directly or indirectly Stock possessing more than 10 percent of the total combined voting power or value of all classes of capital stock of the Company. An ISO may be granted to an employee in excess of the 10 percent limit if such ISO has an exercise price of at least 110

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      percent of the fair market value of the Stock subject to such ISO on the date of grant and if such ISO by its terms is not exercisable after the expiration of five years from the date such ISO is granted.

                  (ii) The aggregate fair market value (determined as of the time an ISO is granted) of the Stock for which any employee may be granted ISOs in any calendar year (under this Plan and all other incentive stock option plans of the employer corporation and its parent and subsidiary corporations, if any) may exceed $100,000; provided, however, that such ISOs cannot be exercised for the first time by the employee with respect to more than $100,000 of Stock in any calendar year.

      4. STOCK OPTION AGREEMENTS. Each Option granted under the Plan shall be evidenced by a written stock option agreement ("Option Agreement") which shall be entered into by the Company and the employee to whom the Option is granted (the "Option Holder"), and which shall contain the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Committee may consider appropriate in each case.

            (a) PRICE. The price at which each share of Stock covered by an Option may be purchased shall be determined in each case by the Committee and set forth in the Option Agreement. In no event shall the price be less than 100 percent of the Fair Market Value of the Stock on the date the Option is granted. "Fair Market Value" means (i) if the Stock is listed on a national securities exchange, the last sale price of the Stock as reported by the consolidated tape of such exchange on the date of grant of the Option, or, if there is no Stock transaction on such date, on the immediately preceding date on which there is a Stock transaction; (ii) if the Stock is included in the NASDAQ National Market System, the last sale price of the Stock as reported thereby on the date of grant of the Option or, if there is no Stock transaction on such date, on the immediately preceding date on which there is a Stock transaction; or (iii) if the Stock is not listed on a national securities exchange or included in the NASDAQ National Market System, the mean of the highest and lowest bid prices for the Stock in the over-the-counter market on the date of grant of the Option or the value determined to be fair and reasonable by the Committee.

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            (b)   DURATION OF OPTIONS.  Each Option  Agreement shall state the period of time, determined by the Committee, within which the Option may be exercised by the Option Holder. Such period must end, in all cases, not more than 10 years from the date such Option is granted. No Option shall be exercisable until it has been held for at least six months from the date of grant. Any ISO granted prior to January 1, 1987 may not be exercised while any other incentive stock option within the meaning of Section 422A of the Code granted to the same Option Holder prior to January 1, 1987 is outstanding. An ISO shall be treated as outstanding until it is exercised in full or expires by reason of time.

            (c) TRANSFERABILITY. Each Option Agreement shall provide that the Option granted therein is not transferable by the Option Holder except by will or pursuant to the laws of descent and distribution and that such Option is exercisable during the Option Holder's lifetime only by such Option Holder.

            (d) AGREEMENT TO CONTINUE IN EMPLOYMENT. Each Option Agreement shall contain the Option Holder's agreement to remain in the employment of the Company, at the pleasure of the Company, for a continuous period of at least six months after the date of such Option Agreement, at the salary rate in effect on the date of such agreement or at such increased rate as may be fixed, from time to time, by the Company.

            (e) NATURE AND EXERCISE OF, AND PAYMENT FOR, OPTION. Each Option Agreement shall specify whether the Option is an ISO or NQSO and shall provide that the method for exercising the Option granted therein shall be by delivery to the Company of written notice specifying the number of shares of Stock with respect to which such Option is exercised. If requested by the Company, such notice shall contain the Option Holder's representation that he is purchasing the Stock for investment purposes only and his agreement not to sell any Stock so purchased in any manner which is in violation of the Securities Act of 1933, as amended, or any applicable state law. Such restrictions, or notice thereof, shall be placed on the certificates representing the Stock so purchased. The purchase of such Stock shall take place at the principal offices of the Company within 20 days following delivery of such notice. The purchase price of Stock upon exercise of any Option shall be paid in full (a) in cash, (b) in Stock valued at its Fair Market Value on the date of exercise of the Option, (c) by requesting the Company to withhold from the number of shares of Stock otherwise issuable upon exercise of the Option that number of

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shares of Stock having an aggregate  Fair Market Value on the date of exercise equal to the Option price for all of the shares of Stock subject to such exercise, or (d) by a combination thereof, in the manner provided in the Option Agreement. Certificates for such shares of Stock tendered in payment shall be in a form for good delivery and, if the certificates were issued pursuant to the exercise of an ISO, the Option Holder must have held the tendered shares for at least one year.

            (f) DATE OF GRANT. An Option shall be considered as having been granted on the date the Committee decides to grant the Option.

            (g) NOTICE OF SALE OF STOCK; WITHHOLDING. Each Option Agreement shall provide (i) that the Option Holder shall notify the Company in writing if Stock acquired under an ISO is "disposed of" within the meaning of Section 422A of the Code within two years after the date of the grant of the ISO or within one year after the transfer of such Stock to the Option Holder; and
(ii) that if the Option Holder does "dispose of" Stock within such period, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by Sections 3102 and 3402 of the Code and applicable state income tax laws.

      5. THE STOCK. The total number of shares of Stock as to which Options may be granted under this Plan shall not exceed 3,000,000 in the aggregate, except as such number of shares shall be adjusted in accordance with the provisions of Section 6 hereof. If any outstanding Option under the Plan shall expire or be terminated for any reason before the end of the 10-year period during which Options may be granted hereunder, the shares of Stock allocable to the unexercised portion of such Option may again be included in an Option under the Plan. The Company shall at all times retain as authorized and unissued Stock at least the number of shares from time to time included in outstanding Options, or otherwise assure itself of its ability to perform its obligations thereunder.

      6.    ADJUSTMENTS.

            (a) ADJUSTMENTS BY STOCK SPLIT, STOCK DIVIDEND, ETC. If the Company shall at any time increase or decrease the number of its outstanding shares of Stock, or change in any way the rights and privileges of such shares, by means of the payment of a Stock dividend or the making of any other distribution upon such shares payable in Stock, or through a Stock split or

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subdivision of shares, or a consolidation or combination of shares, or through a reclassification or recapitalization involving the Stock, then the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the shares of Stock on which Options may be granted under the Plan; (ii) the maximum number of shares of Stock with respect to which an employee may receive an Option hereunder; and (iii) the shares of Stock then included in each outstanding Option granted hereunder.

            (b) DIVIDEND PAYABLE IN STOCK OF ANOTHER CORPORATION, ETC. If the Company shall at any time pay or make any dividend or other distribution upon the Stock payable in securities or other property (except money or Stock), a proportionate part of such securities or other property shall be set aside and delivered to each Option Holder then holding an Option hereunder upon exercise thereof.

            (c) APPORTIONMENT OF PRICE. Upon any occurrence described in the preceding subsections (a) and (b) of this Section 6, the total Option price under any then outstanding Option shall remain unchanged but shall be apportioned ratably over the increased or decreased number or changed kinds of securities or other property subject to the Option.

            (d) RIGHTS TO SUBSCRIBE. If the Company shall at any time grant to the holders of its Stock rights to subscribe PRO RATA for additional shares thereof or for any other securities of the Company or of any other corporation, there shall be added to the number of shares then underlying each outstanding Option the Stock or other securities which the Option Holder would have been entitled to subscribe for if immediately prior to such grant the Option Holder had exercised his entire Option, and the Option price shall be increased by the amount which would have been payable by the Option Holder for such Stock or other securities.

            (e)   DETERMINATION BY THE COMMITTEE,  ETC. Adjustments under this
Section 6 shall be made by the Committee, whose determinations with regard thereto shall be final and binding. No fractional shares of Stock shall be issued on account of any such adjustment.

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      7.    MERGER, CONSOLIDATION, ETC.

            (a) EFFECT OF TRANSACTION. Upon the occurrence of any of the following events, if the notice required by Section 7(b) hereof shall have first been given, this Plan and all Options then outstanding under it shall automatically terminate and be of no further force and effect whatsoever, without the necessity for any additional notice or other action by the Committee, the Board or the Company: (i) the merger, consolidation or liquidation of the Company or the acquisition of its assets or stock pursuant to a nontaxable reorganization, unless the surviving or acquiring corporation, as the case may be, shall assume the outstanding Options or substitute new options for them pursuant to Section 425(a) of the Code; (ii) the dissolution or liquidation of the Company; (iii) the appointment of a receiver for all or substantially all of the Company's assets or business; (iv) the appointment of a trustee for the Company after a petition has been filed for the Company's reorganization under applicable statutes; or (v) the sale, lease or exchange of all or substantially all of the Company's assets and business.

            (b) NOTICE OF SUCH OCCURRENCES. At least 30 days' prior written notice of any event described in Section 7(a) hereof, except the transactions described in subsections 7(a)(iii) and (iv) as to which no notice shall be required, shall be given by the Company to each Option Holder theretofore granted an Option under the Plan. The Option Holders so notified may exercise their Options at any time before the occurrence of the event requiring the giving of notice, regardless of whether all conditions of exercise relating to continuation of employment for specified periods of time have been satisfied. Such notice shall be deemed to have been given when delivered personally to an Option Holder or when mailed to an Option Holder by registered or certified mail, postage prepaid, at such Option Holder's last address known to the Company.

      8. EXPIRATION. The Plan shall terminate whenever the Board adopts a resolution to that effect. If not sooner terminated under the preceding sentence hereof, the Plan shall wholly cease and expire 10 years from the effective date hereof. After termination, no Options shall be granted under the Plan, but the Company shall continue to recognize Options previously granted.

      9.    GENERAL PROVISIONS.

            (a) AMENDMENTS, ETC. The Board may from time to time amend, modify, suspend or terminate the Plan. Nevertheless, no such amendment,
modification,   suspension  or   termination   shall  (i)  impair  any  Option

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theretofore  granted under the Plan or deprive any Option Holder of any shares of Stock  which he may have  acquired  through or as a result of the Plan,  or
(ii) be made without the approval of the shareholders of the Company where such change would (A) materially increase the benefits accruing to Option Holders under the Plan, (B) materially increase the total number of shares of Stock which may be issued under the Plan, or (C) materially modify the requirements as to eligibility for participation in the Plan.

            (b) QUALIFICATION UNDER INTERNAL REVENUE CODE. The Company intends that all ISOs granted under the Plan shall constitute incentive stock options within the meaning of Section 422A of the Code and the Plan shall be construed and administered in order to effect such intention.

            (c) TREATMENT OF PROCEEDS. Proceeds from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

            (d) EFFECTIVE DATE. The Plan shall become effective as of the date of its approval by shareholders of the Company on September 26, 1991. ISOs previously granted under the Company's 1983 Incentive Stock Option Plan and outstanding as of the effective date of the Plan shall continue to be governed by the terms of the Option Agreements entered into in connection with such ISOs.

            (e)   PARAGRAPH  HEADINGS.  The  paragraph  headings  are included
herein   only  for   convenience   and  they  shall  have  no  effect  on  the
interpretation of the Plan.

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